As filed with the Securities and Exchange Commission on April 24, 2008

Registration Nos. 2-80896 and 811-03623

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 57    X

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 60    X

(Check appropriate box or boxes)

THE PRUDENTIAL SERIES FUND

(Exact Name of Registrant)

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

(800) 778-2255

(Address and telephone number of principal executive offices)

Deborah A. Docs, Secretary

The Prudential Series  Fund

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copy to:

Christopher E. Palmer,  Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

X on May 1, 2008 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (____) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (____) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part B to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement under the Securities Act of 1933, as amended and Amendment No. 59 to the Registrant’s Registration Statement under the Investment Company Act of 1940, filed with the Securities and Exchange Commission on April 23, 2008, is incorporated herein by reference.

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

SP Small Cap Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio
SP AIM Core Equity Portfolio
SP Large Cap Value Portfolio

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The Fund's Investment Co. Act File No. 811-03623

Table of Contents

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
7	Principal Risks
11	Introduction to Past Performance
12	Past Performance: SP AIM Core Equity Portfolio through SP Small Cap Growth Portfolio
15	Past Performance: SP T. Rowe Price Large Cap Growth Portfolio
16	Fees and Expenses of the Portfolios
17	Example

18	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
18	Investment Objectives & Policies

23	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
23	Additional Investments & Strategies

27	HOW THE FUND IS MANAGED
27	Board of Trustees
27	Investment Manager
27	Investment Management Fees
27	Investment Subadvisers
28	Portfolio Managers

31	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
31	Purchasing Shares of the Portfolios
31	Frequent Purchases or Redemptions of Portfolio Shares
32	Net Asset Value
34	Distributor

35	OTHER INFORMATION
35	Federal Income Taxes
35	Monitoring for Possible Conflicts
35	Disclosure of Portfolio Holdings

36	FINANCIAL HIGHLIGHTS
36	Introduction

INTRODUCTION

About the Fund and its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Investment Objectives & Principal Strategies of the Portfolios

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). The portfolio manager considers whether to sell a particular security when they believe the security no longer has above-average earnings growth potential or the capacity to generate income. The Portfolio may invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  liquidity risk

  leveraging risk

  management risk

  market risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio 's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured at the time of purchase). There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a

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market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  smaller company risk

SP T. Rowe Price Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of January 31, 2008, such median market capitalization was approximately $ billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. Up to 15% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

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Principal Risks

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and Preferred Stocks Risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and

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futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of the Portfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Sub-Advisor devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This

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liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk).

Interest Rate Risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including

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borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Nondiversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: SP AIM Core Equity Portfolio through SP Small Cap Growth Portfolio

SP AIM Core Equity Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception(9/22/00)
Class I Shares	7.82%	11.99%	-0.37%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Index**	5.77%	13.43%	2.19%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	1.83%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Large Cap Value Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-2.83%	12.88%	5.41%
Russell 1000 Index*	5.77%	13.43%	2.19%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average***	1.69%	12.95%	6.02%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average***	-0.43%	13.21%	6.52%

*The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

13

SP Small Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.37%	10.33%	-3.17%
Russell 2000 Index*	-1.57%	16.25%	6.79%
Russell 2000 Growth Index**	7.05%	16.50%	1.12%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average***	9.06%	15.62%	0.86%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

14

Past Performance: SP T. Rowe Price Large Cap Growth Portfolio

SP T. Rowe Price Large Cap Growth Portfolio

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	8.21%	11.90%	-1.69%
Russell 1000 Index*	5.77%	13.43%	2.19%
Russell 1000 Growth Index**	11.81%	12.11%	-3.04%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average***	12.78%	12.34%	-2.01%

*The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

15

Fees and Expenses of the Portfolios

Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[3]	Distribution (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
SP AIM Core Equity Portfolio	None	0.85%	None	0.37%	-	1.22%
SP Large Cap Value Portfolio	None	0.80	None	0.03	-	0.83
SP Small Cap Growth Portfolio	None	0.95	None	0.12	-	1.07
SP T. Rowe Price Large Cap Growth Portfolio	None	0.90	None	0.14	-	1.04

1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. SP AIM Core Equity Portfolio: 1.00%.

3 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

16

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
SP AIM Core Equity Portfolio	$124	$387	$670	$1,477
SP Large Cap Value Portfolio	$85	$265	$460	$1,025
SP Small Cap Growth Portfolio	$109	$340	$590	$1,306
SP T. Rowe Price Large Cap Growth Portfolio	$106	$331	$574	$1,271

17

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S. Government, securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The value of such securities fluctuates inversely to interest rates.

The Portfolio may hold up to 25% of its assets in foreign securities. Such investments may include European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue certain types of investment strategies and/or invest in certain types of securities including but not limited to the following:

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs) . Such investments will not exceed 15% of the total assets of the Portfolio.

  Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

19

  Reverse repurchase agreements . The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions without liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

  Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

  Securities of other investment companies to the extent permitted by the Investment Company Act, and rulesand regulations thereunder, and if applicable, exemptive orders granted by the SEC.

  Purchase and sell stock index futures contracts and related options on stock index futures; and purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Preferred stock, convertible debt and convertible preferred stock.

  Forward foreign currency exchange contracts .

  Restricted securities.

  Repurchase agreements .

  Dollar rolls .

  Warrants.

  When-issued and delayed delivery securities .

  Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

  Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

  U.S. Government securities.

  Short sales against-the-box (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured at the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000 Value Index was $ billion to $ billion. The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor's or by Moody's or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

20

  Preferred stock and bonds that have attached warrants.

  Convertible debt and convertible preferred stock .

  Asset-backed securities .

  Alternative investment strategies— including derivatives — to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Swaps .

  Repurchase agreements .

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio's investment objective, but can help preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). As of February 29, 2008, J.P. Morgan, Hotchkis and Wiley, and Dreman were each responsible for managing approximately [50%, 20% and 30%], respectively, of the Portfolio's assets. [please confirm alloation amounts]

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers' estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Derivatives .

  Repurchase agreements .

  Debt securities.

  Convertible securities

  High yield or "junk" bonds.

  Warrants.

  Forward foreign currency exchange contracts .

  Interest rate swaps .

  When-issued and delayed delivery securities .

  Short sales against-the-box .

  U.S. Government securities.

  Brady Bonds.

  Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Management Inc. (Neuberger Berman) and Eagle Asset Management (Eagle). As of February 29, 2008, Neuberger Berman and Eagle were each responsible for managing approximately [50]% of the Portfolio's assets. [confirm]

21

SP T. Rowe Price Large Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of January 31, 2008, such median market capitalization was $ billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities, including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities (up to 15% of the Portfolio's total assets), including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Purchase and sell exchange-traded index options and stock index future contracts .

  Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

  Short sales against-the-box of up to 15% of net Portfolio assets.

  Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

23

be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average daily net assets
SP AIM Core Equity Portfolio	0.85%
SP Large Cap Value Portfolio	0.80%
SP Small Cap Growth Portfolio	0.95%
SP T. Rowe Price Large Cap Growth Portfolio	0.90%

Investment Subadvisers

Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
SP AIM Core Equity Portfolio	A I M Capital Management, Inc.
SP Large Cap Value Portfolio	J.P Morgan Investment Management, Inc.
Hotchkis and Wiley Capital Management LLC
Dreman Value Management LLC
SP Small Cap Growth Portfolio	Neuberger Berman Management Inc.
Eagle Asset Management
SP T. Rowe Price Large Cap Growth Portfolio	T. Rowe Price Associates, Inc.

Descriptions of each subadviser are set out below:

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A I M Capital Management, Inc. (AIM Capital), a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital uses a team approach to investment management. As of December 31, 2007, AIM Capital and its affiliates managed approximately $ billion in assets. AIM Capital's address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Dreman Value Management LLC (Dreman) had approximately $18.8 billion under management as of December 31, 2007. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

Eagle Asset Management (Eagle) is a wholly-owned subsidiary of Raymond James Financial,Inc. that was founded in 1976. Eagle employs approximately 39 investment professionals, and has approximately $14.4 billion in assets under management as of December 31, 2007. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2007, Hotchkis and Wiley had approximately $27.6 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2007, J.P. Morgan and its affiliated companies had approximately $1.193 billion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

SP AIM Core Equity Portfolio

Ronald S. Sloan, Senior Portfolio Manager, is the lead manager of the Portfolio. He has been responsible for the Portfolio since 2002 and is a Chartered Financial Analyst. Mr. Sloan joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. As the lead manager, Mr. Sloan generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and management of cash flows. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time. Brian Nelson and Tyler Dan II are primarily responsible for the day-to-day management of the Portfolio.

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Brian Nelson, CFA, who has been responsible for the Portfolio since 2007, joined AIM in 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.

Tyler Dann II, who has been responsible for the Portfolio since 2007, joined AIM in 2004. From 1998 to 2004, Mr. Dann was a principal and senior research analyst at Banc of America Securities LLC.

The portfolio managers are assisted by the Mid/Large Cap Core Team, which may be comprised of portfolio managers and research analysts of the advisor. Team members provide research support and make securities recommendations with respect to the Portfolio's investment portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio's investment portfolio. Members of the team may change from time to time.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor's investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the portion of the Portfolio is managed by Hotchkis and Wiley's investment team, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio's assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004, with the exception of Mr. Green, who has managed the Portfolio since February 2007 This list does not include all members of the investment team.

Sheldon Lieberman, George Davis, Patricia McKenna, Stan Majcher and David Green participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. They have authority to direct trading activity on the Fund. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio."

Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst. Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999. Mr. Green, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1997 as Portfolio Manager and Analyst.

David N. Dreman and E. Clifton Hoover, Jr. are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

  Began investment career in 1957.

  Founder, Dreman Value Management, L.L.C.

  Mr. Dreman serves as the lead portfolio manager.

Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm's Chief Investment Officer. Dreman Value Management, L.L.C., with $21.6 billion under management as of December 2006, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund's inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as

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its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr. Co-Chief Investment Officer and Co-Lead Portfolio Manager.

  Began investment career in 1985

  Mr. Hoover will serve as the co-lead portfolio manager

  E. Clifton Hoover, Jr. has over 20 years of investment experience managing portfolios for both large and small-sized companies.

Mr. Hoover joined Dreman from NFJ Investment Group, where he was Managing Director and a Portfolio Manager. Mr. Hoover successfully oversaw several Large and Small Cap portfolios at NFJ, where he had worked since 1997. In addition, he handled consultant relationship building and retail channel support From 1992-1997, he served as Vice President-Corporate Finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that, Mr. Hoover spent two years as a Financial Analyst for Citibank and five years as a Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Masters in Finance from Texas Tech University in 1985.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company,Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc. where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has managed the portion of the Portfolio advised by Eagle since May 2005.

SP T. Rowe Price Large Cap Growth Portfolio

Robert W. Sharps has been responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions

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from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Asset Allocation Portfolios) are structured as "fund-of-funds." This means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share

32

class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securitiesheld by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

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For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

34

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

35

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.28		$7.62		$7.36		$6.80		$5.52

Income From Investment Operations:
Net investment income	.14		.09		.07		.08		.04
Net realized and unrealized gain on investments	.51		1.08		.27		.51		1.26

Total from investment operations	.65		1.17		.34		.59		1.30

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.08)		(.03)		(.02)
Distributions	(.19)		(.51)		—		—		—

Total dividends and distributions	(.19)		(.51)		(.08)		(.03)		(.02)

Net Asset Value, end of year	$8.74		$8.28		$7.62		$7.36		$6.80

Total Return(a)	7.82%		16.05%		4.63%		8.79%		23.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$37.6		$37.9		$34.2		$31.8		$22.8
Ratios to average net assets(c):
Expenses	1.00	%(b)	1.02	%(b)	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income	1.48	%(b)	1.20	%(b)	.98	%(b)	1.27	%(b)	.70	%(b)
Portfolio turnover rate	49%		38%		69%		68%		37%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.22% and 1.26%, respectively, for the year ended December 31, 2007, 1.29% and .93%, respectively, for year ended December 31, 2006, 1.28% and .70%, respectively, for the year ended December 31, 2005, 1.48% and .79%, respectively, for the year ended December 31, 2004, and 1.72% and (.02)%, respectively for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004(c)	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.26	$11.90	$11.56	$9.90	$7.81

Income (Loss) From Investment Operations:
Net investment income	.25	.20	.16	.16	.09
Net realized and unrealized gain (loss) on investments	(.62)	1.91	.58	1.58	2.00

Total from investment operations	(.37)	2.11	.74	1.74	2.09

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	—
Distributions from net realized gains	—	—	(.30)	—	—
Distributions	(1.09)	(.75)	—	—	—

Total dividends and distributions	(1.09)	(.75)	(.40)	(.08)	—

Net Asset Value, end of year	$11.80	$13.26	$11.90	$11.56	$9.90

Total Return(a)	(2.83)%	18.47%	6.64%	17.75%	26.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$831.6	$959.6	$833.1	$601.4	$72.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.86%	.90	%(b)
Net investment income	1.71%	1.64%	1.53%	1.53%	1.32	%(b)
Portfolio turnover rate	63%	71%	62%	77%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average share outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.44	$6.62	$6.46	$6.52	$4.84

Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.04)	(.04)	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	.49	.86	.20	(.03)	1.71

Total from investment operations	.47	.82	.16	(.06)	1.68

Less Distributions:
Distributions	(.30)	—	—	—	—

Net Asset Value, end of year	$7.61	$7.44	$6.62	$6.46	$6.52

Total Return(a)	6.37%	12.39%	2.48%	(.92)%	34.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$127.0	$123.0	$135.7	$184.1	$35.0
Ratios to average net assets(c):
Expenses	1.07%	1.14%	1.05%	1.09%	1.15	%(b)
Net investment loss	(.24)%	(.47)%	(.44)%	(.82)%	(.72	)%(b)
Portfolio turnover rate	53%	53%	192%	240%	122%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2007	2006		2005		2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.17	$7.71		$6.61		$6.23	$5.03

Income From Investment Operations:
Net investment income (loss)	(.01)	.02		(.03)		(.01)	— (c)
Net realized and unrealized gain on investments	.60	.39		1.13		.39	1.20

Total from investment operations	.59	.41		1.10		.38	1.20

Less Distributions:
Distributions	(.02)	(.95)		—		—	—

Net Asset Value, end of year	$7.74	$7.17		$7.71		$6.61	$6.23

Total Return(a)	8.21%	5.91%		16.64%		6.10%	23.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$76.9	$77.7		$73.8		$65.7	$146.5
Ratios to average net assets(d):
Expenses	1.04%	1.06	%(b)	1.06	%(b)	1.08%	1.06%
Net investment income (loss)	(.10)%	.25	%(b)	(.38	)%(b)	(.14)%	(.11)%
Portfolio turnover rate	57%	58%		144%		122%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.19% and .13%, respectively, for the year ended December 31, 2006, and 1.16% and (.48)%, respectively, for the year ended December 31, 2005.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PSF Main 2

PART C

OTHER INFORMATION

ITEM 23.       EXHIBITS

(a)(1)	Certificate of Trust of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(2)	Agreement and Declaration of Trust of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(b)	By-laws of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(c)	Not applicable
(d)(1)	Management Agreement between Prudential Investments LLC and The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(2)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(3)	Subadvisory Agreement between Prudential Investments LLC and Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(4)	Subadvisory Agreement between Prudential Investments LLC and EARNEST Partners LLC.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(5)	Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(6)(i)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Natural Resources Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison 20/20 Focus Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iv)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP Prudential U.S. Emerging Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(v)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Value Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vi)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Equity Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(viii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP Strategic Partners Focused Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(7)(i)	Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(ii)	Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management (SP International Value Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Amendment to LSV Subadvisory Agreements.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(8)(i)	Subadvisory Agreement between Prudential Investments LLC and Marsico Capital Management LLC (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Amendment to Subadvisory Agreement between Prudential Investments LLC and Marsico Capital Management LLC	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(9)(i)	Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC (SP PIMCO Total Return Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iv)	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC. (SP PIMCO High Yield Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(10)(i)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Conservative Balanced Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Diversified Bond Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Flexible Managed Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iv)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Government Income Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(v)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (High Yield Bond Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vi)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Money Market Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vii)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(11)(i)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Conservative Balanced Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Flexible Managed Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Small Capitalization Stock Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(iv)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Stock Index Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(12)	Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(13)(i)	Subadvisory Agreement between Prudential Investments LLC and T. Rowe Price Associates, Inc. (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and T. Rowe Price Associates, Inc. (SP T. Rowe Price Large-Cap Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Voluntary Subadvisory Fee Waiver Arrangement	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(14)(i)	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (SP International Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(15)	Subadvisory Agreement between Prudential Investments LLC and Thornburg Investment Management, Inc. (SP International Value Portfolio).	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(16)	Subadvisory Agreement between Prudential Investments LLC and Marsico Capital Management LLC (SP International Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(17)	Subadvisory Agreement between Prudential Investments LLC and ClearBridge Advisors LLC (Equity Portfolio).	Incorporated by reference to Post-Effective Amendment No. 56 to this Registration Statement, filed April 23, 2008.
(e)	Distribution Agreement between The Prudential Series Fund and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(f)	Not applicable
(g)(1)(i)	Form of Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Series Fund, Inc. dated May 19, 1997.	Incorporated by reference to Post-Effective Amendment No. Amendment No. 34 to this Registration Statement, filed April 24, 1998.
(ii)	Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America dated September 16, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iii)	Assignment of Custodian Agreement from Investors Fiduciary Trust Company to State Street Bank & Trust Company, effective January 1, 2000.	Incorporated by reference to Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(iv)	First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company dated December 1, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(v)	Supplement to Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated August 19, 1998.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed August 4, 2000.
(vi)	Restated Supplement to Custody Agreement dated July 1, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.
(vii)	Second Amendment of Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company dated January 17, 2002.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.

(2)(i)	Special Custody Agreement between Prudential Series Fund, Inc., Goldman, Sachs & Co., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(ii)	Assignment of Special Custody Agreement from Investors Fiduciary Trust Company to State Street effective January 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iii)	First Amendment of Custody Agreement between The Prudential Series Fund, Inc., and Prudential’s Gibraltar Fund Inc. and State Street Bank and Trust Company dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(3)(i)	Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investor Fiduciary Trust Company dated December 31, 1994.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(ii)	First Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated June 20, 1995.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(iii)	Second Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund and State Street Bank and Trust dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(4)(i)	Custodian Contract between Registrant and The Bank of New York (BNY) dated November 7, 2002.	Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 9 to the registration statement on Form N-1A filed April 30, 2003 (File No. 333-95849).
(ii)	Amendment dated June 6, 2005 to Custodian Contract between Registrant and BNY.	Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006 (File No. 333-95849).
(iii)	Amendment dated December 27, 2007 to Custodian Agreement between the Registrant and BNY.	Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).
(h)(1)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007.	Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(2)	Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.	Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).
(3)

Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(4)

Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(5)

Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc., and Prudential Investment Management Services LLC.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(6)(i)

Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC, dated April 2, 2002.

Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.
(7)

Fund Participation Agreement between Preferred Life Insurance Company of New York, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(8)(i)

Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services, LLC, dated April 28, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(9)(i)

Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 28, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(10)(i)

Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 29, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(iii)

Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated September 1, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(11)

Amendment to the Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 10, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(12)

Fund Participation Agreement between The Hartford Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(13)

Fund Participation Agreement between The Hartford Life and Annuity Insurance Company, The Prudential Series Fund, Inc., the Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(14)	Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(15)(i)	Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 15, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(ii)	Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 29, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iii)	Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated September 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iv)	Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated September 25, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(v)	Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated November 11,1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(16)

Fund Participation Agreement between Aetna Life Insurance and Annuity Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 27, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(17)

Fund Participation Agreement between American Skandia Life Assurance Corporation, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated May 1, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(18)	Fund Participation Agreement between Pacific Life Insurance Company, The Prudential Series Fund and Prudential Investment Management Services LLC, dated August 15, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.
(19)	Fund Participation Agreement between The Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.

(20)	Fund Participation Agreement between Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(21)	Fund Participation Agreement between Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(22)	Form of Letter Agreement with Insurance Companies having Participation Agreements with the Registrant.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(i)	Legal Opinion of Goodwin Procter LLP, counsel to The Prudential Series Fund.	Incorporated by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed on April 28, 2006.
(j)	Consent of KPMG LLP, independent registered public accounting firm.	Filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Rule 12b-1 Plan.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(n)	Rule 18f-3 Plan.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(o)	Not applicable.
(p)(1)	Code of Ethics of The Prudential Series Fund

Code of Ethics of the Registrant dated December 26, 2007. Incorporated by reference to the Dryden Small-Cap Core Equity Fund, Inc. Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A via EDGAR on February 26, 2008 (File No. 333-24495).

(2)

Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC, Prudential Investment Management Services LLC and Quantitative Management Associates LLC.

Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 49 to the Registration Statement of Jennison Sector Funds, Inc. on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006

(3)	Revised Code of Ethics of Pacific Investment Management Company LLC.	Incorporated by referent to Post-Effective Amendment No. 57 to this Registration Statement, filed on April 28, 2006.
(4)	Code of Ethics of Jennison Associates LLC.

Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 47 to the Registration Statement of Jennison Sector Funds, Inc. on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(5)	Amended Code of Ethics of Alliance Capital Management L.P.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001
(6))	Code of Ethics of Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.
(7)	Code of Ethics of ClearBridge Advisors, LLC.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.

(8)	Code of Ethics of Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.
(9)	Revised Code of Ethics of EARNEST Partners LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(10)	Code of Ethics of RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.
(11)	Code of Ethics of William Blair & Company LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.
(12)	Code of Ethics of LSV Asset Management.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(13)	Code of Ethics of Neuberger Berman Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(14)	Code of Ethics of Marsico Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(15)	Code of Ethics of Thornburg Investment Management, Inc.	Incorporated by reference to Exhibit (p)(25) to Post-Effective Amendment No. 62 to the Registration Statement of Advanced Series Trust (File No.33-24962), filed via EDGAR on April 26, 2007.
(16)	Code of Ethics of T. Rowe Price Associates, Inc. dated March 1, 2008.	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement of Advanced Series Trust, which was filed via EDGAR on April 18, 2008.
(q)	Powers of attorney dated March 8, 2007.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider  Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2007, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 25.     INDEMNIFICATION

Article VII, Section 2, of the Agreement and Declaration of Trust of the Registrant provides:  “ Each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Person, an “Indemnitee”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and as provided in the By-Laws. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust.  Notwithstanding any other provision of this Declaration of Trust or of the By-Laws to the contrary, any liability, expense or obligation against which any Indemnitee is indemnified and entitled to paid pursuant to the By-Laws shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Indemnitee; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable.”

Article VII, Section 3 of the Agreement and Declaration of Trust of the Registrant provides:  “The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”

Article XI of the Registrant’s by-laws provides:

“Section 1.   Agents, Proceedings, Expenses. For the purpose of this Article, “agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Section 2.     Indemnification . The Trust shall indemnify every agent of the Trust against expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law

Section 3.    Advances .  The Trust shall advance the expenses of agents of the Trust who are parties to any proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

Section 4.    Insurance.   Pursuant and subject to Sections 2 and 3 of this Article XI, the Trust shall indemnify each agent against, or advance the expenses of any agent for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.”

Paragraph 8 of the Management Agreement between Registrant and PI provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”

The subadvisory agreement between PI and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a)   Prudential Investments (PI)

See “How the Fund is Managed” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of PI’s directors and principal executive officers are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b)   Subadvisers

The business and other connections of the directors and executive officers of AllianceBernstein, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Davis Selected Advisers, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31648), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officer of EARNEST Partners LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56189), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Goldman Sachs Asset Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-37591), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of LSV Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-47689), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Marsico Capital Management, LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-54914), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Neuberger Berman Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-58155), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Pacific Investment Management Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-48147), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of RS Investment Management, LP are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-44125), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of ClearBridge Advisors, LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-64710), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of T. Rowe Price Associates, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-856), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of William Blair & Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-688), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Thornburg Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-17583), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 27.     PRINCIPAL UNDERWRITERS

(a)   Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b)  The business and other connections of PIMS' sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant’s Transfer Agent, Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, the Registrant’s Custodians, The Bank of New York Mellon Corp. (BNY), 100 Wall Street, New York, New York 10286, and PFPC Trust Company , Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, or the Registrant’s other sub-advisers.

Prudential Investments LLC has entered into Subadvisory Agreements with the following:

Name of Subadviser	Address
AllianceBernstein, L.P.	1345 Avenue of the Americas, New York, NY 10105

ClearBridge Advisors, LLC	399 Park Avenue, New York, NY 10022

Davis Selected Advisers, L.P.	2949 East Elvira Road, Tucson, AZ 85706

EARNEST Partners LLC	1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309

Goldman Sachs Asset Management, L.P.	32 Old Slip, 23rd floor, New York, NY 10005

Jennison Associates LLC	466 Lexington Avenue, New York, NY 10017

LSV Asset Management	One North Wacker Drive, Suite 4000, Chicago, IL 60606

Marsico Capital Management, LLC	1200 17th Street, Suite 1600, Denver, Colorado 80202

Neuberger Berman Management, Inc.	605 Third Avenue, New York, NY 10158

Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, CA 92660

Prudential Investment Management, Inc.	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

Quantitative Management Associates LLC	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

RS Investment Management Co. LLC	388 Market Street, Suite 1700, San Francisco, CA 94111

T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, MD 21202

Thornburg Investment Management, Inc.	119 East Marcy Street, Suite 202, Santa Fe, NM 87501

William Blair & Company LLC	222 West Adams Street, Chicago, IL 60606

ITEM 29.     MANAGEMENT SERVICES

Not Applicable.

ITEM 30.     UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 24th day of April, 2008.

THE PRUDENTIAL SERIES FUND
*David R. Odenath, JR
President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*David R. Odenath, Jr.	Trustee and President (Principal Executive Officer)

*Grace Torres	Treasurer & Principal Financial and Accounting Officer

*Delayne Dedrick Gold	Trustee

*Saul K. Fenster	Trustee

*Robert F. Gunia	Trustee

*W. Scott McDonald, Jr.	Trustee and Vice-Chairman

*Thomas T. Mooney	Trustee and Chairman

*Thomas M. O’Brien	Trustee

*John A. Pileski	Trustee

*F. Don Schwartz	Trustee

*By: /s/ Claudia DiGiacomo Claudia DiGiacomo	Attorney-in-Fact	April 24, 2008

THE PRUDENTIAL SERIES FUND

Exhibit Index

Item 23.

Exhibit No.
Description

(j)	Consent of KPMG LLP, independent registered public accounting firm